                                                                 EXHIBIT 10.29

                        MANAGEMENT STOCK REPURCHASE AGREEMENT

    This Management Stock Repurchase Agreement, dated as of February 19, 1997 (this "AGREEMENT"), is among Guitar Center, Inc., a Delaware corporation (the "COMPANY"), and the employees of the Company listed on the signature pages hereto (the "MANAGEMENT STOCKHOLDERS").

                                       RECITALS

    A. The Board of Directors of the Company has determined that it is in the best interests of the Company to obtain additional financing for the operations of the Company by effecting an initial public offering ("IPO") of Common Stock, par value $.01 per share ("COMMON STOCK").

    B. Contemporaneous with the closing of the IPO, all shares of the Junior Preferred Stock will be mandatorily converted into shares of Common Stock (the "CONVERSION").

    C. In connection with the Conversion, a significant amount of non-cash income will be deemed to have been earned by the Management Stockholders for federal and state income tax purposes in connection with compensation deemed earned by them in their capacity as employees of the Company (whether or not the Management Stockholders have received any cash with respect to the underlying stock). To ensure that the Management Stockholders have sufficient cash to finance a portion of such federal and state income tax obligations, the Company and the Management Stockholders, severally and not jointly, have agreed to enter into this Agreement.

    D. The repurchase arrangements between the Company and each Management Stockholder provided for herein have been approved by the Board of Directors of the Company and by a majority of the disinterested directors as being in the best interest of the Company.


                                      AGREEMENT

    In consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

    1.   STOCK REPURCHASE.

         (a) In connection with the Conversion, the Company agrees to repurchase from the Management Stockholders, and the Management Stockholders, severally and not jointly, agree to sell to the Company, that aggregate number of shares of Common Stock that can be repurchased for a total of $18,417,266, allocated among each of the Management Stockholders as set forth on the signature pages hereof (the "REPURCHASE AMOUNT").

         (b) For purposes of this Agreement, the aggregate number of shares of Common Stock to be repurchased by the Company from each Management Stockholder (the "REPURCHASED SHARES"), in the case of each Management Stockholder, shall be the (i) Repurchase Amount for such Management Stockholder divided by (ii) the initial public offering price set forth on

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the cover page of the final prospectus, less the gross underwriting discount actually paid by the Company (net of any reimbursed expenses) (the "COMMISSION"). Fractional shares shall be rounded to the nearest whole share.

         (c) In connection with the determination of the number of Repurchased Shares, the parties hereto agree that the Chief Financial Officer of the Company shall, at the time of pricing of the IPO, fill in the blanks on the signature pages hereof associated with each Management Stockholder's Repurchased Shares in accordance with the mathematical calculation called for by Section 1(b), above.

         (d) The Management Stockholders, severally and not jointly, acknowledge that the initial public offering price and the Commission in the IPO will be binding upon each Management Stockholder. The Management Stockholders, severally and not jointly, acknowledge that they will not be consulted during the determination of the initial public offering price or Commission and, should the Company decide not to pursue the IPO, that each will be similarly bound by that decision.

         (e) In connection with this Agreement, each Management Stockholder agrees to deliver to the Company on or prior to the closing date of the IPO:

              (i) a duly executed spousal consent (in substantially the form of Exhibit A attached hereto); and

              (ii)  the certificate(s) representing his Repurchased Shares.

Upon delivery of such instruments at the closing of the IPO, the Company will pay the related Repurchase Price in cash by wire transfer.

         (f) It is expressly agreed that the obligation of the Company to repurchase, and the Management Stockholders, severally and not jointly, to sell, the Repurchased Shares is conditioned upon, and shall only occur concurrently with, the consummation of the IPO.

         (g) The Company confirms that this Agreement and the related terms of the disposition of shares of Common Stock to the Company has been approved by the Board of Directors of the Company in advance of the effectiveness hereof and represents that the repurchase of the Repurchased Shares as contemplated hereby does not violate Section 160 of the Delaware General Corporation Law, the Restated Certificate of Incorporation of the Company or any indenture, instrument or agreement to which the Company is a party or by which it is bound.

         (h) Upon the consummation of the repurchase of the Repurchased Shares as contemplated hereby, the Company will acquire sole and exclusive record and beneficial ownership of such shares, free and clear of any adverse claims of any sort whatsoever.

    2.   MISCELLANEOUS.

         2.1. COOPERATION. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective



                                          2


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at the times contemplated herein the agreements provided for herein and the actions contemplated by this Agreement.

         2.2. TERMINATION. This Agreement shall be terminated automatically without liability to any party if the IPO has not been consummated on or prior to June 30, 1997.

         2.3. WAIVER; AMENDMENT. Subject to applicable law, at any time prior to the consummation of the IPO, any party hereto may waive compliance as to such party with any of the agreements of any other party or with any conditions to its own obligations. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party by a duly authorized officer. No party hereto shall be bound by any waiver which it has not signed.

         2.4. INTERPRETATION. All defined terms herein include the plural as well as the singular. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. This Agreement shall not be construed for or against any party hereto by reason of the authorship or alleged authorship of any provisions hereof or by reason of the status of the respective parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         2.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties hereto, notwithstanding that all parties are not signatories to the same counterpart.

         2.6. BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their administrators, successors, legal representatives and assigns.

         2.7. MISCELLANEOUS. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof; (ii) is not intended to confer upon any other person any rights or remedies hereunder; (iii) shall not be assigned, except by Company to a directly or indirectly wholly owned subsidiary of the Company which, in a written instrument shall agree to assume all of the Company's obligations hereunder and be bound by all of the terms and conditions of this Agreement; PROVIDED, HOWEVER, that no such assignment shall relieve the assigning party of the obligations hereunder; and (iv) shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.


                               (SIGNATURE PAGES FOLLOW)


                                         S-1


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         IN WITNESS WHEREOF, the parties hereto have caused this Management
Stock Repurchase Agreement to be executed as of the date first written above.

                                       GUITAR CENTER, INC.


                                       By:    /s/ BRUCE ROSS
                                           --------------------------
                                             Authorized Signatory


                                         S-2
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         IN WITNESS WHEREOF, the parties hereto have caused this Management
Stock Repurchase Agreement to be executed as of the date first written above.


Number of Shares of                         /s/ LARRY THOMAS
Common Stock Sold                           -------------------------
                                            Larry Thomas

---------------
(To Be Completed By Chief Financial
Officer pursuant to Section 1(c))


$6,706,145
Repurchase Price


                                         S-3

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         IN WITNESS WHEREOF, the parties hereto have caused this Management
Stock Repurchase Agreement to be executed as of the date first written above.


Number of Shares of                         /s/ MARTY ALBERTSON
Common Stock Sold                           -------------------------
                                            Marty Albertson


---------------
(To Be Completed By Chief Financial
Officer pursuant to Section 1(c))


$4,470,756
Purchase Price


                                         S-4

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         IN WITNESS WHEREOF, the parties hereto have caused this Management
Stock Repurchase Agreement to be executed as of the date first written above.


Number of Shares of                         /s/ ROD BARGER
Common Stock Sold                           -------------------------
                                            Rod Barger


---------------
(To Be Completed By Chief Financial
Officer pursuant to Section 1(c))


$793,433
Purchase Price


                                         S-5

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         IN WITNESS WHEREOF, the parties hereto have caused this Management
Stock Repurchase Agreement to be executed as of the date first written above.


Number of Shares of                         /s/ BILL MCGARRY
Common Stock Sold                           -------------------------
                                            Bill McGarry


---------------
(To Be Completed By Chief Financial
Officer pursuant to Section 1(c))


$1,154,084
Purchase Price


                                         S-6

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         IN WITNESS WHEREOF, the parties hereto have caused this Management
Stock Repurchase Agreement to be executed as of the date first written above.


Number of Shares of                         /s/ RICH PIDANICK
Common Stock Sold                           -------------------------
                                            Rich Pidanick


---------------
(To Be Completed By Chief Financial
Officer pursuant to Section 1(c))


$793,433
Purchase Price


                                         S-7

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         IN WITNESS WHEREOF, the parties hereto have caused this Management
Stock Repurchase Agreement to be executed as of the date first written above.


Number of Shares of                         /s/ ANDY HEYNEMAN
Common Stock Sold                           -------------------------
                                            Andy Heyneman


---------------
(To Be Completed By Chief Financial
Officer pursuant to Section 1(c))


$577,042
Purchase Price


                                         S-8

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         IN WITNESS WHEREOF, the parties hereto have caused this Management
Stock Repurchase Agreement to be executed as of the date first written above.


Number of Shares of                         /s/ GEORGE LAMPOS
Common Stock Sold                           -------------------------
                                            George Lampos


---------------
(To Be Completed By Chief Financial
Officer pursuant to Section 1(c))


$323,332
Purchase Price


                                         S-9

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         IN WITNESS WHEREOF, the parties hereto have caused this Management
Stock Repurchase Agreement to be executed as of the date first written above.


Number of Shares of                         /s/ DON KELSEY
Common Stock Sold                           -------------------------
                                            Don Kelsey


---------------
(To Be Completed By Chief Financial
Officer pursuant to Section 1(c))


$245,958
Purchase Price

         IN WITNESS WHEREOF, the parties hereto have caused this Management Stock Repurchase Agreement to be executed as of the date first written above.


Number of Shares of                         THE DAVE DIMARTINO
                                            REVOCABLE LIVING TRUST



                                       By: /s/ DAVE DIMARTINO
---------------                           ------------------------
Common Stock Sold                              Dave DiMartino

(To Be Completed By Chief Financial            Trustee
Officer pursuant to Section 1(c))


$3,353,083
Purchase Price


                                         S-11

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                                                                       EXHIBIT A


                           CONSENT AND AGREEMENT OF SPOUSE


    I, ________________________, am the spouse of ______________________, one of the stockholders of Guitar Center, Inc., a Delaware corporation (the "COMPANY"). I understand that my spouse is a party to that certain Management Stock Repurchase Agreement dated as of February 19, 1997 by and among the Company and certain of its stockholders (the "AGREEMENT"), and that I have reviewed the Agreement.

    The Agreement contains certain provisions regarding my spouse selling or retaining any equity securities, or rights to receive equity securities (the "SECURITIES") issued by the Company. I agree that my spouse may sell any Securities in compliance with the terms of the Agreement and that I will not sell any such Securities in violation of the Agreement.


Executed as of February 19, 1997.



-----------------------------------
         (Signature)


Name:
    ------------------------------
         (Please print name)


                                         A-1